EX 10.34

                           AMENDMENT NO. 4 AND CONSENT
                                      under
                           LOAN AND SECURITY AGREEMENT
                           dated as of April 16, 1997

         THIS AMENDMENT NO. 4 AND CONSENT dated as of March 26,1999 (this "Amendment") is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, SYRATECH HOLDING CORPORATION, an Arkansas corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, the financial institutions parties hereto from time to time as Lenders, and NATIONSBANK, N.A., a national banking association ("NationsBank"), as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

         The Borrowers, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. I dated as of July 31, 1997, Amendment No. 2 dated as of December 31, 1997 and Amendment No. 3 dated as of March 30, 1998 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested that the Lenders modify certain financial covenants and related definitions and amend certain other provisions of the Loan Agreement, and the Lenders and the Administrative Agent have agreed to such modifications to the Loan Agreement as hereinafter set forth, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement The Loan Agreement is hereby amended, effective as provided in Section 3, by

         (a)  amending Section 1.1 Definitions by

              (i) amending the definition "Applicable Margin" in its entirety to read as follows:

1079930

                       Applicable Margin means (a) as to Prime Rate Loans, 0.50%
              and (b) as to Eurodollar Rate Loans, (i) 2.25%, or (ii) beginning five days after delivery of the quarterly financial statements of Syratech and its Consolidated Subsidiaries for the third Fiscal Quarter of Fiscal Year 1999, such other percentage indicated on the performance pricing matrix attached hereto as Annex B, as may at the time be applicable after taking into account the Total Funded Debt to EBITDA and the Pricing Ratio (as such term is defined on Annex B) for the most recently ended period of four consecutive Fiscal Quarters based on the consolidated financial statements of Syratech and its Consolidated Subsidiaries for the latest Fiscal Quarter, timely delivered in accordance with Section
              10.1. Each change in the Applicable Margin shall become effective as of the fifth Business Day after delivery of the relevant financial statements. If an Event of Default has occurred and is continuing, then, subject to the provisions of Section 4.1(d), the Applicable Margin for Eurodollar Rate Loans shall again be the applicable percentage set forth in clause (b)(i) above, for the following month or until such Event of Default has been cured or waived and the requirements of clause (b)(ii) above have been satisfied.

              (ii) amending the definition "Borrowing Base" by deleting the date
                   "June I" each time it appears in clause (b) thereof and substituting therefor the date "May 1 ";

              (iii) amending the definition "EBITDA" in its entirety to read as follows:

                       EBITDA for a specified period means consolidated Net
              Income of Syratech and its Consolidated Subsidiaries for such period, before provision for interest expense, income taxes, depreciation expense, amortization, and any extraordinary item(s), all determined in accordance with GAAP; plus for any such specified period that includes the Fiscal Quarter in which such expense was recorded, up to $5,170,000 of Fiscal Year 1998 expense attributable to increasing reserve(s) in anticipation of the sale of fixed assets listed on Schedule UB -Assets Held for Sale.

              (iv) amending the definition "Fixed Charge Coverage" in its entirety to read as follows:

                       Fixed Charge Coverage means, for any specified period of
              four consecutive Fiscal Quarters, the ratio of (a) EBITDA for such period, to (b) the sum of (i) $4,000,000 for each such period ending on or after March 31, 1999, plus (ii) the following charges of Syratech and its Consolidated Subsidiaries on a consolidated basis for the same specified accounting period: interest expense (excluding amortization of financing transaction costs), cash income taxes paid, dividends paid in cash, and scheduled principal repayments on Funded Debt, in each case determined in accordance with GAAP, and excluding, for avoidance of doubt, any amount paid to redeem Preferred Stock in compliance with the terms of this Agreement.

         (b) amending Section 4.9 Prepayment Fee in its entirety to read as follows:

                       Section 4.9 Prepayment Fee. If the Borrowers prepay the
              Loans in whole and terminate this Agreement prior to the Termination Date, the Borrowers shall pay to the Administrative Agent for the Ratable benefit of the Lenders on such date of termination, as liquidated damages and compensation for the costs of making funds available to the Borrowers under this Agreement and not as a penalty, an amount equal to 1% of the amount of the Revolving Credit Facility on the Effective Date, provided that if such prepayment occurs after the Administrative Agent has declared the Secured Obligations to be immediately due and payable pursuant to Section 12.2, the amount of such fee shall be 1/2 of 1% of the amount of the Revolving Credit Facility on the Effective Date.

         (c) amending Section 8.14 Information and Reports by deleting from each of subsections (a), (b) and (c) thereof the phrase "not later than the 10th day of each calendar month" or "not later than the 10th day of each month", as the case may be, and substituting therefor in each such subsection the phrase "not later than the 15th day (or, if such month is the last month of a Fiscal Quarter, the 20th day) of each calendar month";

         (d) amending Section 11.1 Financial Ratios by

              (i) amending Section 11.1 (b) Total Funded Debt to EBITDA in its entirety to read as follows:

                   (b) Total Funded Debt to EBITDA. Total Funded Debt to EBITDA
              for any period of four consecutive Fiscal Quarters ending on or after a date specified below, to be greater than the ratio specified opposite such date:

                   Date                                       Ratio
                   -----------------------------------------------------
                   3/31/99                                    10.56 to 1
                   6/30/99                                    10.09 to 1
                   9/30/99                                    9.20 to 1
                   12/31/99                                   8.54 to 1
                   3/31/00                                    8.46 to 1
                   6/30/00                                    8.36 to 1
                   9/30/00                                    7.96 to 1
                   12/31/00                                   7.64 to 1
                   3/31/01                                    7.51 to 1
                   6/30/01                                    7.34 to 1
                   9/30/01                                    6.92 to 1
                   12/31/01
                   and thereafter                             6.58 to 1

              (ii) amending Section 11.1 (c) Fixed Charge Coverage in its entirety to read as follows:

                   (c) Fixed Charge Coverage. Fixed Charge Coverage for any
              period of four consecutive Fiscal Quarters ending on or after a date specified below to be less than the ratio specified opposite such date:

                   Date                                       Ratio
                   -----------------------------------------------------
                    3/31/99                                    0.855 to 1
                    6/30/99                                    0.859 to 1
                    9/30/99                                    0.872 to 1
                    12/31/99                                   0.871 to 1
                    3/31/00                                    0.866 to 1
                    6/30/00                                    0.866 to 1
                    9/30/00                                    0.900 to 1
                    12/31/00                                   1.0 to 1
                    3/31/01                                    1.0 to 1
                    6/30/01                                    1.0 to 1
                    9/30/01                                    1.0 to 1
                    12/31/01
                    and thereafter                             1.015 to 1

         (e) amending Section 11.5 Capital Expenditures in its entirety to read as follows:

                  Section 11.5 Capital Expenditures. Make or incur any Capital Expenditures; provided, however, that the Borrowers may make or incur Capital Expenditures during Fiscal Year 1999 not greater than $7,500,000 and during any Fiscal Year thereafter not greater than $9,000,000.

         (f) amending Section 11.6 Restricted Distributions and Payments, Etc. by amending the final grammatical paragraph thereof in its entirety to read as follows:

                  To the extent that the payments hereinafter described may be deemed to be Restricted Distributions or Restricted Payments, so long as no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, the Borrowers may (i) fund unfunded pension liability of the Borrowers to Leonard Florence in the Fiscal Years and amounts shown below:

                  Fiscal Year                        Amount
                  1999 and 2000                      $891,730
                  2001 and 2002                       577,002

         and (ii) purchase life insurance (which one or more of the Borrowers would own) covering Messrs Randolph, Levine and Kanter and Ms. Faye Florence, or otherwise provide for the Borrowers' post-retirement obligations to such Persons, on or after March 30, 1998, upon terms and conditions no more costly to the Borrowers and otherwise not less favorable to the Borrowers than those outlined in Mr. Randolph's letter dated March 10, 1998 addressed to the Administrative Agent, copies of which have been furnished to each Lender.

                   amending Section 11.14 Minimum Availability in its entirety to read as follows:

                   Section 11.14 Minimum Availability. Permit Revolving Credit Availability to be less than $25,000,000 during the period February I through March 31 of any year.

         (h) amending Section 15.2(d) by deleting the figure 125,000 "appearing therein and substituting therefor the figure 150,000"; and

         (i) further amending the Loan Agreement by deleting Annex B thereto and substituting therefor a new Annex B (Pricing Matrix) in the form of Annex 1 attached hereto and adding thereto a new Schedule 1. 1 B - Assets Held for Sale in the form of Annex 2 attached hereto.

         Section 2. Consent. Subject to the provisions of Section 3, the Lenders hereby consent to the Borrowers' sale of the assets described on Annex 2 to this Amendment; provided, however, that Syratech shall take such actions (including voluntary prepayment of Revolving Credit Loans and reduction of Commitments) as may be necessary in accordance with Section 4.10 of the Senior Note Indenture to assure that Syratech will have no obligation thereunder to prepay any principal of the Senior Notes.

         Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of December 31, 1998 on the date (the "Amendment Effective Date") on which the Borrowers have paid to the Administrative Agent for the ratable benefit of the Lenders an amendment fee in the amount of $162,500 and the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender):

         (a) this Amendment duly executed and delivered by each Borrower and the Lenders,

         (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the date hereof remain in effect, unchanged,

         (c) a certificate of the President or Financial Officer of Syratech to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the Amendment Effective Date, and

                  (ii) no Default or Event of Default has occurred and is continuing and such statements shall be true; and

         (d) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.

         Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5. Additional Agreement. NationsBank and its Affiliate, Bank of America National Trust and Savings Association, a national banking association ("BofA"), are both wholly owned Subsidiaries of BankAmerica Corp. and it is contemplated that NationsBank and BofA will merge. In anticipation of such merger and as part of a larger rationalization of services offered by the two banks, NationsBank has requested that the Borrowers and the Lenders agree that letters of credit issued by BofA for the account of Syratech Hong Kong and the Borrowers under the Master L/C Agreement and in conformity with the terms thereof and of the Loan Agreement, will be "Letters of Credit" for all purposes of the Loan Agreement and that all Reimbursement Obligations in respect of such letters of credit issued by BofA will be "Secured Obligations." By their execution and delivery hereof, each Borrower and each Lender and the Administrative Agent agree that each reference to NationsBank in the Loan Agreement and the other Loan Documents shall also be deemed to be a reference to BofA, to the full extent necessary to include as "Letters of Credit" for all purposes of the Loan Agreement and the other Loan Documents, letters of credit issued by BofA pursuant to and in accordance with the terms of the Master L/C Agreement and the applicable provisions of the Loan Agreement for the account of Syratech Hong Kong (and the Borrowers).

         Section 6. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      BORROWERS:

                      SYRATECH CORPORATION

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Executive Vice President, Chief Financial Officer and Treasurer

                      TOWLE MANUFACTURING COMPANY

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      LEONARD FLORENCE ASSOCIATES, INC.

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      WALLACE INTERNATIONAL SILVERSMITHS, INC.

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      SYRATECH HOLDING CORPORATION

                      By: /s/ Richard Freiman
                          ------------------------------
                          Richard Freiman
                          President

                      RAUCH INDUSTRIES, INC.

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      ROCHARD, INC.

                      By: /s/ Leonard Florence
                          ------------------------------
                          Leonard Florence
                          Chairman

                      HOLIDAY PRODUCTS, INC.

                      By: /s/ Leonard Florence
                          ------------------------------
                          Leonard Florence
                          Chairman

                      FARBERWARE INC.

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      SILVESTRI, INC.

                      By: /s/ Ami A. Trauber
                          ------------------------------
                          Ami A. Trauber
                          Vice President

                      ADMINISTRATIVE AGENT: NATIONSBANK, N.A.

                      By: /s/ Andrew A. Doherty
                          ------------------------------
                          Andrew A. Doherty
                          Vice President

                      LENDERS:

                      NATIONSBANK, N.A.

                      By: /s/ Andrew A. Doherty
                          ------------------------------
                          Andrew A. Doherty
                          Vice President


                      AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO

                      By: /s/ Richard Jonscher
                          ------------------------------
                          Name: Richard Jonscher
                          Title: Vice President

                      BANKBOSTON, N.A.

                      By: /s/ Lauren P. Carrigan
                          ------------------------------
                          Name: Lauren P. Carrigan
                          Title: Vice President


                      FLEET NATIONAL BANK

                      By: /s/ H. Ellery Perkinson
                          ------------------------------
                          Name: H. Ellery Perkinson
                          Title: Vice President

                      UNION BANK OF CALIFORNIA, N.A.

                      By: /s/ Greg F. Ennis
                          ------------------------------
                          Name: Greg F. Ennis
                          Title: Vice President

                      BHF-BANK AKTIENGESELLSCHAFT

                      By: ______________________________
                          Name:
                          Title:

                      By: ______________________________
                          Name:
                          Title:

                      FLEET BUSINESS CREDIT CORPORATION,
                      a Delaware corporation

                      By: /s/ John W. Getz
                          ------------------------------
                          Name: John W. Getz
                          Title: Senior Vice President

                      Acknowledgment and Agreement of BofA

         The undersigned, Bank of America National Trust and Savings Association ("BofA") hereby acknowledges and agrees for the benefit of Syratech Corporation, its Subsidiaries parties to the Loan Agreement as defined in the foregoing Amendment No. 4, as amended by said Amendment No. 4 (as the same may be further amended, supplemented, amended and restated, or otherwise modified or refinanced from time to time, the "Syratech Loan Agreement", unless otherwise defined in this Acknowledgment, terms defined in the Syratech Loan Agreement are used herein as therein defined), Syratech Hong Kong, each Lender, NationsBank and the Administrative Agent, that BofA has received copies of the foregoing Amendment No. 4, the Loan Agreement and the Master L/C Agreement and that in respect of any letters of credit issued by BofA for the account of Syratech Hong Kong (and the Borrowers), it will observe and perform the applicable provisions of the Master L/C Agreement and the Syratech Loan Agreement as fully as if it were "NationsBank" or otherwise named therein as the issuer of such letters of credit. BofA also agrees that in the circumstances contemplated by Section 3.9 (Supporting Letter of Credit; Cash Collateral Account of the Syratech Loan Agreement occurring or existing at a time when BofA and NationsBank remain separate legal entities, if any Letters of Credit issued by BofA remain outstanding, it will accept as a Supporting Letter of Credit, a Letter of Credit issued by NationsBank for its benefit.

         IN WITNESS WHEREOF, BofA has caused this Acknowledgment to be executed and delivered as of March, 1999 by its duly authorized officer.

                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION

                            By: /s/ Andrew A. Doherty
                                ---------------------------
                                Name: Andrew A. Doherty
                                Title: Vice President

                                                                         Annex 1
                                                              to Amendment No. 4

                                     Annex B

                                 PRICING MATRIX

           Total Funded Debt              Pricing Ratio                Applicable Margin
                EBITDA                    -------------              Eurodollar Rate Loans
                ------                                               ---------------------
   >6.0 to 1 < covenant level        >covenant level <1.0 to 1                2.25%
   -                                 -
          >6.0 to 1 <6.0 to 1          >I.O to I <1.10 to 1                   2.125%
          -                            -
          >4.0 to 1 <5.0 to 1          >1.10 to 1 <1.25 to 1                  2.00%
          -                            -
          >3.5 to 1 <4.0 to 1               >1.25 to 1                        1.875%
          -                                 -
               <3.5 to 1                    >1.25 to 1                        1.75%
          -                                 -

         Pricing Ratio means (a) EBITDA for such four-quarter period divided by
(b) the sum of (i) Capital Expenditures of Syratech and its Consolidated Subsidiaries for such period plus (ii) up to the amounts listed below in respect of the Fiscal Year opposite such amount to the extent paid by the Borrowers in such Fiscal Year to fund unfunded pension liability of the Borrower to Leonard Florence,

         Fiscal Year                    Amount
         1999                         $455,521
         2000                          527,998
         2001                          321,514
         2002                          340,311

plus (iii) the following charges of Syratech and its Consolidated Subsidiaries on a consolidated basis for the same specified accounting period: interest expense (excluding amortization of financing transaction costs), cash income taxes paid, dividends paid in cash, and scheduled principal repayments on Funded Debt, in each case determined in accordance with GAAP, and excluding, for avoidance of doubt, any amount paid to redeem Preferred Stock in compliance with the terms of this Agreement.

                                                                         Annex 1
                                                              to Amendment No. 4

                      SCHEDULE 1.1B - ASSETS HELD FOR SALE
                                  ($Thousands)

                                                                             Asset
                                                                          Impairment
                                                                           Reserves
                                                                          Recorded in
Description                                                                  1998
-----------                                                               -----------
Land and Building, Modena N.C. (Rauch)                                      $  679

Land & Buildings, El Paso Texas (Rauch Holiday Products)                     3,123

Machinery & Equipment, EL Paso Texas (Rauch Holiday Products)                  506

Obsolete Warehouse System (Rauch)                                              142

Land & Buildings, Sheffield England (C J Vander)                               235

Obsolete Computer Equipment (Potpourri/Silvestri Consolidation)                161

Discontinued Product Tooling                                                   185

Obsolete Warehouse Equipment (East Coast Warehouse Consolidation)              109

All Other                                                                       30
                                                                            ------
Total                                                                       $5,170
                                                                            ======